Discontinued Operations (Tables)	12 Months Ended
Mar. 31, 2012
Discontinued Operations

Discontinued operations in fiscal 2010, 2011 and 2012 consist of the following:

	Millions of yen			Millions of U.S. dollars
	2010	2011	2012	2012
Revenues	¥72,783	¥46,272	¥22,148	$269

Income from discontinued operations, net*	12,989	12,220	1,279	15
Provision for income taxes	(7,019)	(6,771)	1,410	17

Discontinued operations, net of applicable tax effect	¥5,970	¥5,449	¥2,689	$32

*	Income from discontinued operations, net includes aggregate gains on sales of subsidiaries, business units, and rental properties in the amount of ¥14,056 million, ¥14,393 million and ¥4,170 million ($51 million) in fiscal 2010, 2011 and 2012, respectively.